UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® New Markets Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	6.13%	4.38%	5.69%
Class M (incl. 4.00% sales charge)	6.20%	4.39%	5.69%
Class C (incl. contingent deferred sales charge)	8.75%	5.07%	6.04%
Fidelity® New Markets Income Fund	10.89%	5.31%	6.16%
Class I	10.95%	5.31%	6.16%
Class Z	11.06%	5.33%	6.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund, a class of the fund, on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

Period Ending Values
$18,174	Fidelity® New Markets Income Fund
$18,900	J.P. Morgan Emerging Markets Bond Index Global

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets debt gained 14.42% in 2019, as measured by the J.P. Morgan Emerging Markets Bond Index Global. The asset class reacted favorably to the U.S. Federal Reserve's shift away from its monetary tightening bias, and its move to cut interest rates three times in 2019. In addition, the U.S. and China reportedly reached an agreement late in the year to reduce certain U.S. tariffs, providing a tactical boost to sentiment after sustained escalation the past two years. These factors helped support a generally "risk on" environment, with all but a few of the index's country components gaining for the year. Ukraine (+32%) was a standout, as the bond market here continued to attract investors due to the nation’s high real interest rates and policy momentum driven by President Volodymyr Zelensky, who took office in May. Improved oil prices boosted oil-sensitive credits and markets, including Mexico (+21%), where bonds of Pemex, the country’s state-owned oil company, gained. Mexico was the index’s largest country component in 2019, at 11%, on average. Conversely, Lebanon (-36%) and Argentina (-24%) fared worst. Lebanon’s economy remained in jeopardy and its political future uncertain, as the country’s prime minister, Saad Hariri, resigned in late October amid mass antigovernment protests. Political and economic woes also weighed on Argentina, although this market recovered late in the year as a newly elected government took shape.

Comments from Co-Portfolio Managers Timothy Gill and Jonathan Kelly:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 10% to 11%, lagging the benchmark J.P. Morgan Emerging Markets Bond Index Global. The fund’s underperformance of the benchmark was largely due to its exposure to two markets, Venezuela and Argentina, both of which notably struggled during the year. Our overweighting in Lebanon also notably detracted, although we had strong bond choices there. Security selection in Turkey hurt our relative result, as did an underweighting in Colombia and positioning in Kazakhstan. The fund’s cash position of 6%, on average, weighed on relative performance amid the strong market backdrop. Conversely, we benefited from an underweighting in China, where the nation’s generally higher-quality bonds underperformed due to investors’ appetite for riskier bond categories. Security selection in China also helped. Lastly, our bond picks in Russia contributed, as did a larger-than-benchmark stake in Egypt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On January 1, 2019, Timothy Gill assumed co-management responsibilities for the fund, joining Co-Managers John Carlson and Jonathan Kelly. On January 1, 2020, John Carlson retired from Fidelity, leaving Timothy Gill and Jonathan Kelly as co-managers of the fund.

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2019

(excluding cash equivalents)	% of fund's net assets
Mexico	10.9
Turkey	8.3
United States of America	6.1
Argentina	5.9
Ukraine	5.9

Top Five Holdings as of December 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
Turkish Republic	6.9
Ukraine Government	5.8
Ministry of Finance of the Russian Federation	5.4
Petroleos Mexicanos	5.1
U.S. Treasury Obligations	5.0
28.2

Asset Allocation (% of fund's net assets)

As of December 31, 2019
Corporate Bonds	28.1%
Government Obligations	61.6%
Supranational Obligations	0.4%
Stocks	0.4%
Preferred Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	9.3%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.1%
		Principal Amount(a)	Value
Argentina - 1.3%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		$7,771,094	$7,448,108
YPF SA:
8.5% 3/23/21 (b)		30,617,000	30,310,830
8.5% 6/27/29 (b)		34,389,000	31,046,819
8.75% 4/4/24 (b)		35,136,000	34,125,840

TOTAL ARGENTINA			102,931,597

Azerbaijan - 0.6%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		39,364,000	46,825,938
Bahrain - 0.9%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)		44,784,000	51,627,555
7.625% 11/7/24 (b)		8,550,000	9,920,672
8.375% 11/7/28 (b)		9,775,000	11,849,133

TOTAL BAHRAIN			73,397,360

Belarus - 0.1%
Development Bank of the Republic of Belarus 6.75% 5/2/24 (b)		9,700,000	10,215,313
Bermuda - 0.1%
GeoPark Ltd. 6.5% 9/21/24 (b)		2,250,000	2,344,922
Qtel International Finance Ltd. 5% 10/19/25 (b)		8,255,000	9,183,688

TOTAL BERMUDA			11,528,610

British Virgin Islands - 1.2%
1MDB Global Investments Ltd. 4.4% 3/9/23		90,200,000	87,663,125
Sinopec Group Overseas Development Ltd. 3.68% 8/8/49 (b)		11,319,000	11,630,273

TOTAL BRITISH VIRGIN ISLANDS			99,293,398

Canada - 0.5%
First Quantum Minerals Ltd. 7.25% 4/1/23 (b)		30,063,000	31,130,237
Frontera Energy Corp. 9.7% 6/25/23 (b)		11,130,000	11,679,544

TOTAL CANADA			42,809,781

Cayman Islands - 0.2%
Comcel Trust 6.875% 2/6/24 (b)		11,523,000	11,854,286
Lamar Funding Ltd. 3.958% 5/7/25 (b)		1,750,000	1,706,250

TOTAL CAYMAN ISLANDS			13,560,536

Costa Rica - 0.0%
Instituto Costarricense de Electricidad 6.375% 5/15/43 (b)		3,800,000	3,143,313
Georgia - 0.9%
Georgia Bank Joint Stock Co. 6% 7/26/23 (b)		21,560,000	22,638,000
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		29,243,000	30,266,505
JSC Georgian Railway:
7.75% 7/11/22		1,000,000	1,095,000
7.75% 7/11/22 (b)		20,153,000	22,067,535

TOTAL GEORGIA			76,067,040

Indonesia - 0.4%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (b)		6,390,000	479,250
PT Adaro Indonesia 4.25% 10/31/24 (b)		21,155,000	20,890,563
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		7,779,000	8,041,541

TOTAL INDONESIA			29,411,354

Ireland - 0.3%
Alfa Bond Issuance PLC 5.95% 4/15/30 (b)(c)		7,385,000	7,468,081
Bonitron Designated Activity Co. 8.75% 10/30/22 (b)		15,900,000	16,943,438

TOTAL IRELAND			24,411,519

Kazakhstan - 0.1%
BTA Bank JSC 5.5% 12/21/22 (b)		4,578,905	4,618,970
Luxembourg - 0.6%
CSN Resources SA:
6.5% 7/21/20 (b)		4,100,000	4,157,656
7.625% 2/13/23 (b)		32,468,000	34,639,298
Rumo Luxembourg Sarl 7.375% 2/9/24 (b)		10,680,000	11,504,363

TOTAL LUXEMBOURG			50,301,317

Mauritius - 0.1%
HTA Group Ltd. 9.125% 3/8/22 (b)		10,256,000	10,586,115
Mexico - 8.1%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	256,910,000	13,150,375
Braskem Idesa SAPI 7.45% 11/15/29 (b)		10,295,000	10,938,438
Credito Real S.A.B. de CV 9.5% 2/7/26 (b)		10,190,000	11,635,706
Metalsa SA de CV 4.9% 4/24/23 (b)		4,550,000	4,712,094
Pemex Project Funding Master Trust:
6.625% 6/15/35		150,109,000	153,561,507
8.625% 2/1/22		25,708,000	28,407,340
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 5.5384% 3/11/22 (c)(d)		46,162,000	48,095,495
3.5% 1/30/23		27,013,000	27,173,390
4.875% 1/24/22		5,728,000	5,937,430
4.875% 1/18/24		60,678,000	63,893,934
5.375% 3/13/22		2,520,000	2,639,700
6.5% 6/2/41		24,908,000	24,690,055
6.75% 9/21/47		58,566,000	59,078,453
7.69% 1/23/50 (b)		174,010,000	190,664,497
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		20,668,000	18,452,649

TOTAL MEXICO			663,031,063

Mongolia - 0.3%
Development Bank of Mongolia 7.25% 10/23/23 (b)		7,730,000	8,179,306
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		17,066,000	17,385,988

TOTAL MONGOLIA			25,565,294

Netherlands - 1.8%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		17,925,000	14,872,148
IHS Netherlands Holdco BV 7.125% 3/18/25 (b)		15,540,000	16,200,450
Indo Energy Finance II BV 6.375% 1/24/23 (b)		4,560,000	4,584,907
Metinvest BV 7.75% 4/23/23 (b)		32,898,000	34,501,778
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)		34,329,000	15,576,784
Petrobras Global Finance BV:
6.9% 3/19/49		7,000,000	8,216,250
8.75% 5/23/26		15,132,000	19,437,054
SABIC Capital II BV 4% 10/10/23 (b)		12,250,000	12,883,939
VTR Finance BV 6.875% 1/15/24 (b)		21,010,000	21,574,644

TOTAL NETHERLANDS			147,847,954

Nigeria - 0.1%
Fidelity Bank PLC 10.5% 10/16/22 (b)		4,000,000	4,477,500
Oman - 0.3%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (b)		26,666,000	26,965,993
Peru - 0.4%
Alicorp SA 6.875% 4/17/27 (b)	PEN	4,090,000	1,332,367
Telefonica del Peru SA 7.375% 4/10/27 (b)	PEN	87,235,000	28,141,384

TOTAL PERU			29,473,751

Saudi Arabia - 2.1%
Saudi Arabian Oil Co.:
2.875% 4/16/24 (b)		20,918,000	21,205,623
3.5% 4/16/29 (b)		34,626,000	35,902,834
4.25% 4/16/39 (b)		47,430,000	50,690,813
4.375% 4/16/49 (b)		53,509,000	58,859,900

TOTAL SAUDI ARABIA			166,659,170

Singapore - 0.2%
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (b)		8,000,000	8,307,500
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (b)		10,000,000	9,625,000

TOTAL SINGAPORE			17,932,500

South Africa - 2.0%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (b)		24,383,000	24,413,479
5.75% 1/26/21 (Reg. S)		52,937,000	53,003,171
6.75% 8/6/23 (b)		69,578,000	70,795,615
6.75% 8/6/23 (Reg. S)		5,200,000	5,291,000
7.125% 2/11/25 (b)		12,000,000	12,255,000

TOTAL SOUTH AFRICA			165,758,265

Togo - 0.1%
Ecobank Transnational, Inc. 9.5% 4/18/24 (b)		7,200,000	8,048,250
Tunisia - 0.2%
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		16,499,000	15,354,382
Turkey - 1.2%
Akbank TAS 7.2% 3/16/27 (b)(c)		1,900,000	1,851,906
Export Credit Bank of Turkey:
4.25% 9/18/22 (Reg. S)		5,000,000	4,893,750
5% 9/23/21 (b)		8,000,000	8,122,500
5.375% 10/24/23 (b)		9,800,000	9,744,875
6.125% 5/3/24 (b)		15,195,000	15,384,938
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		23,747,000	23,791,526
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (b)		24,088,000	23,990,143
Turkiye Vakiflar Bankasi TAO 5.75% 1/30/23 (b)		13,000,000	12,805,000

TOTAL TURKEY			100,584,638

Ukraine - 0.1%
Naftogaz of Ukraine NJSC 7.625% 11/8/26 (b)		5,630,000	5,721,488
United Arab Emirates - 0.2%
ADES International Holding Ltd. 8.625% 4/24/24 (b)		16,355,000	16,998,978
United Kingdom - 1.9%
Biz Finance PLC 9.625% 4/27/22 (b)		36,157,500	37,965,375
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		28,715,000	29,127,778
NAK Naftogaz Ukraine 7.375% 7/19/22 (Reg. S)		6,230,000	6,463,623
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)		7,711,900	8,128,825
Tullow Oil PLC 6.25% 4/15/22 (b)		30,096,000	27,133,425
Ukraine Railways via Shortline PLC 9.875% 9/15/21 (b)		7,199,600	7,469,585
Vedanta Resources Finance II PLC 9.25% 4/23/26 (b)		9,895,000	9,860,164
Vedanta Resources PLC 6.375% 7/30/22 (b)		24,420,000	23,908,706

TOTAL UNITED KINGDOM			150,057,481

United States of America - 1.1%
Azul Investments LLP 5.875% 10/26/24 (b)		9,964,000	10,328,309
Citgo Holding, Inc. 9.25% 8/1/24 (b)		16,083,000	17,249,018
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		27,680,000	28,060,600
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		11,900,000	12,145,438
Stillwater Mining Co. 6.125% 6/27/22 (b)		18,696,000	19,116,660

TOTAL UNITED STATES OF AMERICA			86,900,025

Venezuela - 0.7%
Petroleos de Venezuela SA:
5.375% 4/12/27 (e)		152,515,000	11,819,913
5.5% 4/12/37 (e)		184,250,000	14,279,375
6% 5/16/24 (b)(e)		105,540,000	8,179,350
6% 11/15/26 (Reg. S) (e)		89,700,000	6,951,750
8.5% 10/27/20 (Reg. S) (e)		20,540,000	3,697,200
9% 11/17/21 (Reg. S) (e)		48,700,000	3,774,250
9.75% 5/17/35 (b)(e)		71,700,000	5,556,750
12.75% 2/17/22 (b)(e)		53,000,000	4,107,500

TOTAL VENEZUELA			58,366,088

TOTAL NONCONVERTIBLE BONDS
(Cost $2,485,696,210)			2,288,844,981

Government Obligations - 61.6%
Angola - 0.3%
Angola Republic 9.5% 11/12/25 (b)		21,315,000	24,905,245
Argentina - 4.6%
Argentine Republic:
5.625% 1/26/22		144,070,000	74,871,378
6.875% 4/22/21		255,501,000	136,932,567
6.875% 1/26/27		15,246,000	7,565,828
7.5% 4/22/26		177,466,000	91,672,281
8.28% 12/31/33		42,925,243	26,157,570
Buenos Aires Province 10.875% 1/26/21 (Reg. S)		14,445,333	9,967,280
City of Buenos Aires:
7.5% 6/1/27 (Reg. S)		3,932,000	3,794,380
8.95% 2/19/21 (b)		17,625,020	17,713,145
Mendoza Province 8.375% 5/19/24 (b)		3,040,000	2,067,200
Provincia de Cordoba:
7.125% 6/10/21 (b)		5,000,000	3,787,500
7.45% 9/1/24 (b)		4,500,000	3,101,625

TOTAL ARGENTINA			377,630,754

Azerbaijan - 0.0%
Azerbaijan Republic 4.75% 3/18/24 (b)		2,900,000	3,103,000
Bahrain - 0.1%
Bahrain Kingdom 5.5% 3/31/20 (b)		6,705,000	6,738,525
Barbados - 0.0%
Barbados Government:
6.5% 2/1/21 (b)		1,975,000	1,908,344
6.5% 10/1/29 (b)		890,000	869,697

TOTAL BARBADOS			2,778,041

Belarus - 0.5%
Belarus Republic:
6.875% 2/28/23 (b)		30,524,000	32,593,909
7.625% 6/29/27 (b)		7,310,000	8,296,850

TOTAL BELARUS			40,890,759

Bermuda - 0.2%
Bermuda Government 3.717% 1/25/27 (b)		12,000,000	12,637,500
Bolivia - 0.1%
Plurinational State of Bolivia 4.5% 3/20/28 (b)		4,575,000	4,587,867
Brazil - 3.5%
Brazilian Federative Republic:
4.5% 5/30/29		49,381,000	52,436,449
4.75% 1/14/50		40,220,000	39,956,056
5% 1/27/45		26,616,000	27,647,370
5.625% 1/7/41		23,219,000	26,005,280
5.625% 2/21/47		22,518,000	25,487,561
8.25% 1/20/34		50,571,000	69,835,390
10% 1/1/23	BRL	59,225,000	16,369,285
12.25% 3/6/30		15,881,000	26,506,382

TOTAL BRAZIL			284,243,773

Cameroon - 0.9%
Cameroon Republic 9.5% 11/19/25 (b)		67,650,000	75,810,281
Costa Rica - 0.2%
Costa Rican Republic:
4.25% 1/26/23 (b)		9,110,000	9,186,866
7.158% 3/12/45 (b)		7,406,000	7,903,591

TOTAL COSTA RICA			17,090,457

Dominican Republic - 1.7%
Dominican Republic:
5.95% 1/25/27 (b)		21,619,000	23,855,215
6% 7/19/28 (b)		18,021,000	20,031,468
6.4% 6/5/49 (b)		16,528,000	18,098,160
6.5% 2/15/48 (Reg. S)		11,500,000	12,660,781
6.85% 1/27/45 (b)		20,209,000	23,063,521
6.875% 1/29/26 (b)		19,214,000	21,994,026
7.45% 4/30/44 (b)		17,199,000	20,762,418

TOTAL DOMINICAN REPUBLIC			140,465,589

Ecuador - 0.1%
Ecuador Republic:
10.5% 3/24/20 (b)		3,425,000	3,467,813
10.75% 1/31/29 (b)		8,565,000	8,342,845

TOTAL ECUADOR			11,810,658

Egypt - 4.1%
Arab Republic of Egypt:
5.577% 2/21/23 (b)		26,193,000	27,365,137
6.125% 1/31/22 (b)		41,247,000	42,845,321
6.2004% 3/1/24 (b)		10,875,000	11,717,813
7.0529% 1/15/32 (b)		4,740,000	4,969,594
7.5% 1/31/27 (b)		101,044,000	112,506,179
7.6003% 3/1/29 (b)		47,519,000	51,959,057
7.903% 2/21/48 (b)		23,515,000	24,631,963
8.5% 1/31/47 (b)		41,441,000	46,012,460
8.7002% 3/1/49 (b)		9,520,000	10,629,675

TOTAL EGYPT			332,637,199

El Salvador - 1.5%
El Salvador Republic:
5.875% 1/30/25 (Reg.S)		34,495,000	36,403,005
6.375% 1/18/27 (b)		31,026,000	33,149,342
7.1246% 1/20/50 (b)		16,078,000	17,148,192
7.625% 2/1/41 (b)		7,550,000	8,609,359
7.65% 6/15/35 (Reg. S)		7,990,000	9,106,103
7.75% 1/24/23 (b)		5,595,000	6,145,758
8.625% 2/28/29 (b)		11,590,000	13,936,975

TOTAL EL SALVADOR			124,498,734

Gabon - 0.0%
Gabonese Republic 6.375% 12/12/24 (b)		3,000,000	3,135,938
Ghana - 0.9%
Ghana Republic:
7.875% 3/26/27 (b)		13,575,000	14,185,875
8.125% 1/18/26 (b)		37,361,924	40,292,500
10.75% 10/14/30 (b)		16,200,000	20,736,000

TOTAL GHANA			75,214,375

Guatemala - 0.1%
Guatemalan Republic 4.9% 6/1/30 (b)		7,395,000	7,935,759
Honduras - 0.1%
Republic of Honduras 6.25% 1/19/27		7,750,000	8,457,188
Indonesia - 3.4%
Indonesian Republic:
4.75% 7/18/47 (b)		11,000,000	12,718,750
5.125% 1/15/45 (b)		46,542,000	55,574,057
5.25% 1/17/42 (b)		8,935,000	10,755,506
5.95% 1/8/46 (b)		3,400,000	4,519,875
6.625% 2/17/37		25,086,000	34,101,281
6.75% 1/15/44 (b)		3,640,000	5,227,950
7.75% 1/17/38 (b)		46,882,000	70,440,205
8.5% 10/12/35 (b)		50,966,000	80,180,272

TOTAL INDONESIA			273,517,896

Iraq - 1.2%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		102,592,000	100,668,400
Ivory Coast - 1.1%
Ivory Coast 5.75% 12/31/32		88,621,605	88,593,911
Jamaica - 0.3%
Jamaican Government:
6.75% 4/28/28		6,500,000	7,714,688
7.875% 7/28/45		10,490,000	14,187,725

TOTAL JAMAICA			21,902,413

Jordan - 0.4%
Jordanian Kingdom:
6.125% 1/29/26 (b)		10,900,000	11,690,250
7.375% 10/10/47 (b)		19,135,000	20,348,877

TOTAL JORDAN			32,039,127

Kazakhstan - 0.1%
Kazakhstan Republic 6.5% 7/21/45 (b)		5,000,000	7,362,500
Kenya - 0.4%
Republic of Kenya:
6.875% 6/24/24 (b)		22,375,000	24,171,992
7% 5/22/27 (b)		4,000,000	4,240,000

TOTAL KENYA			28,411,992

Lebanon - 1.2%
Lebanese Republic:
6% 1/27/23		16,671,000	7,725,967
6.1% 10/4/22		54,665,000	26,649,188
6.375% 3/9/20		66,259,000	57,396,859
8.25% 4/12/21 (Reg.S)		10,706,000	6,008,743

TOTAL LEBANON			97,780,757

Mexico - 2.8%
United Mexican States:
5.75% 10/12/10		39,060,000	46,188,450
6.05% 1/11/40		100,963,000	131,283,451
6.5% 6/9/22	MXN	906,500,000	47,704,218

TOTAL MEXICO			225,176,119

Mongolia - 0.1%
Mongolian People's Republic 8.75% 3/9/24 (b)		7,570,000	8,615,606
Morocco - 0.1%
Moroccan Kingdom 5.5% 12/11/42 (b)		5,750,000	7,034,766
Nigeria - 1.0%
Republic of Nigeria:
6.5% 11/28/27 (b)		32,093,000	32,785,005
7.143% 2/23/30 (b)		11,935,000	12,162,511
7.625% 11/21/25 (b)		26,787,000	29,599,635
9.248% 1/21/49 (b)		7,140,000	7,965,563

TOTAL NIGERIA			82,512,714

Oman - 1.4%
Sultanate of Oman:
4.75% 6/15/26 (b)		29,588,000	30,041,066
5.375% 3/8/27 (b)		30,779,000	31,769,699
5.625% 1/17/28 (b)		17,106,000	17,704,710
6.5% 3/8/47 (b)		12,570,000	12,460,013
6.75% 1/17/48 (b)		21,130,000	21,281,872

TOTAL OMAN			113,257,360

Pakistan - 0.3%
Islamic Republic of Pakistan 8.25% 4/15/24 (b)		7,680,000	8,544,000
The Third Pakistan International Sukuk Co. Ltd.:
5.5% 10/13/21 (b)		8,350,000	8,517,000
5.625% 12/5/22 (b)		5,670,000	5,804,663

TOTAL PAKISTAN			22,865,663

Papua New Guinea - 0.2%
Papua New Guinea 8.375% 10/4/28 (b)		13,640,000	14,424,300
Paraguay - 0.1%
Republic of Paraguay 5.4% 3/30/50 (b)		3,800,000	4,367,625
Qatar - 1.7%
State of Qatar:
4.817% 3/14/49 (b)		62,731,000	77,590,406
5.103% 4/23/48 (b)		28,740,000	36,930,900
9.75% 6/15/30 (Reg. S)		16,027,000	26,334,364

TOTAL QATAR			140,855,670

Romania - 0.2%
Romanian Republic 5.125% 6/15/48 (b)		17,072,000	19,590,120
Russia - 5.4%
Ministry of Finance of the Russian Federation:
4.375% 3/21/29 (b)		51,000,000	56,763,000
4.375% 3/21/29(Reg. S)		11,000,000	12,243,000
5.1% 3/28/35 (b)		73,600,000	87,952,000
5.1% 3/28/35(Reg. S)		31,000,000	37,045,000
5.25% 6/23/47 (b)		95,600,000	119,500,000
5.25% 6/23/47(Reg. S)		9,000,000	11,250,000
5.625% 4/4/42 (b)		35,750,000	46,877,173
7.25% 5/10/34	RUB	1,435,550,000	24,884,601
7.6% 7/20/22	RUB	1,095,000,000	18,450,639
8.15% 2/3/27	RUB	1,316,985,000	23,723,925

TOTAL RUSSIA			438,689,338

Rwanda - 0.5%
Rwanda Republic 6.625% 5/2/23 (b)		35,000,000	37,384,375
Saudi Arabia - 0.8%
Kingdom of Saudi Arabia:
3.625% 3/4/28 (b)		18,866,000	19,884,764
4.5% 10/26/46 (b)		31,374,000	34,746,705
4.625% 10/4/47 (b)		9,800,000	11,029,900

TOTAL SAUDI ARABIA			65,661,369

South Africa - 0.1%
South African Republic 4.875% 4/14/26		9,460,000	9,850,225
Sri Lanka - 0.9%
Democratic Socialist Republic of Sri Lanka:
5.75% 4/18/23 (b)		5,060,000	5,005,951
5.875% 7/25/22 (b)		9,450,000	9,464,766
6.2% 5/11/27 (b)		8,715,000	8,140,387
6.25% 10/4/20 (b)		24,482,000	24,803,326
6.25% 7/27/21 (b)		14,600,000	14,832,688
6.85% 11/3/25 (b)		8,250,000	8,255,156

TOTAL SRI LANKA			70,502,274

Turkey - 7.1%
Export Credit Bank of Turkey 5.375% 2/8/21 (b)		12,400,000	12,578,250
Turkish Republic:
3.25% 3/23/23		14,905,000	14,327,431
5.125% 3/25/22		135,801,000	138,983,836
5.75% 5/11/47		24,050,000	21,269,219
6% 3/25/27		33,579,000	33,967,257
6% 1/14/41		46,468,000	43,287,846
6.25% 9/26/22		109,676,000	114,577,146
6.35% 8/10/24		10,435,000	10,907,836
6.75% 5/30/40		23,703,000	23,865,958
6.875% 3/17/36		17,234,000	17,815,648
7.25% 12/23/23		70,647,000	76,320,837
7.25% 3/5/38		7,138,000	7,570,741
7.375% 2/5/25		59,564,000	65,092,284

TOTAL TURKEY			580,564,289

Ukraine - 5.8%
Ukraine Government:
0% 5/31/40 (b)(c)		15,898,000	15,118,004
7.375% 9/25/32 (b)		13,615,000	14,521,248
7.75% 9/1/20 (b)		168,131,000	172,754,603
7.75% 9/1/21 (b)		137,533,000	145,441,148
7.75% 9/1/22 (b)		25,504,000	27,416,800
7.75% 9/1/23 (b)		13,956,000	15,124,815
7.75% 9/1/24 (b)		33,217,000	36,156,705
7.75% 9/1/27 (b)		9,876,000	10,789,530
8.994% 2/1/24 (b)		15,000,000	16,837,500
9.75% 11/1/28 (b)		16,790,000	20,420,838

TOTAL UKRAINE			474,581,191

United Arab Emirates - 0.3%
Emirate of Abu Dhabi 3.125% 9/30/49 (b)		21,718,000	21,181,837
United States of America - 5.0%
U.S. Treasury Notes 2.375% 5/15/29		392,021,500	407,143,961
Venezuela - 0.8%
Venezuelan Republic:
oil recovery warrants 4/15/20 (f)(g)		669,809	669,809
6% 12/9/20 (e)		17,250,000	1,983,750
7% 3/31/38 (e)		18,925,000	2,176,375
7.65% 4/21/25(e)		34,825,000	4,004,875
7.75% 12/31/49 (Reg. S) (e)		29,380,000	3,378,700
8.25% 10/13/24 (e)		30,860,000	3,548,900
9% 5/7/23 (Reg. S) (e)		43,195,000	4,967,425
9.25% 9/15/27 (e)		62,675,000	7,207,625
9.25% 5/7/28 (Reg. S) (e)		70,265,000	8,080,475
9.375% 1/13/34 (e)		46,005,000	5,290,575
11.75% 10/21/26 (Reg. S) (e)		65,000,000	7,475,000
11.95% 8/5/31 (Reg. S) (e)		87,250,000	10,033,750
12.75% 8/23/22 (e)		42,425,000	4,878,875

TOTAL VENEZUELA			63,696,134

TOTAL GOVERNMENT OBLIGATIONS
(Cost $5,176,249,120)			5,012,803,574

Supranational Obligations - 0.4%
International Finance Corp. 6.3% 11/25/24 (Cost $30,259,497)	INR	2,107,000,000	29,587,471
		Shares	Value

Common Stocks - 0.3%
Russia - 0.3%
MMC Norilsk Nickel PJSC sponsored ADR		425,000	12,983,750
Sberbank of Russia sponsored ADR		750,000	12,330,000
TOTAL COMMON STOCKS
(Cost $23,406,973)			25,313,750

Nonconvertible Preferred Stocks - 0.1%
Brazil - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR
(Cost $11,428,756)		725,000	11,556,500
		Principal Amount(a)	Value

Preferred Securities - 0.2%
Cayman Islands - 0.2%
Banco Do Brasil SA:
6.25% (b)(c)(h)		7,500,000	7,719,429
9% (b)(c)(h)		7,500,000	8,575,820
Cosan Overseas Ltd. 8.25% (h)		3,400,000	3,565,795
TOTAL PREFERRED SECURITIES
(Cost $19,285,312)			19,861,044
		Shares	Value

Money Market Funds - 8.6%
Fidelity Cash Central Fund 1.58% (i)
(Cost $696,853,106)		696,742,145	696,881,494
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $8,443,178,974)			8,084,848,814
NET OTHER ASSETS (LIABILITIES) - 0.7%			58,289,624
NET ASSETS - 100%			$8,143,138,438

Currency Abbreviations

BRL – Brazilian real

INR – Indian rupee

MXN – Mexican peso

PEN – Peruvian new sol

RUB – Russian ruble

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,127,101,346 or 50.7% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Non-income producing - Security is in default.

 (f) Quantity represents share amount.

 (g) Level 3 security

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,342,154
Fidelity Securities Lending Cash Central Fund	6,621
Total	$12,348,775

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$11,556,500	$11,556,500	$--	$--
Financials	12,330,000	12,330,000	--	--
Materials	12,983,750	12,983,750	--	--
Corporate Bonds	2,288,844,981	--	2,288,844,981	--
Government Obligations	5,012,803,574	--	5,012,133,765	669,809
Supranational Obligations	29,587,471	--	29,587,471	--
Preferred Securities	19,861,044	--	19,861,044	--
Money Market Funds	696,881,494	696,881,494	--	--
Total Investments in Securities:	$8,084,848,814	$733,751,744	$7,350,427,261	$669,809

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	5.0%
AAA,AA,A	8.9%
BBB	12.4%
BB	10.8%
B	25.6%
CCC,CC,C	16.6%
D	0.0%
Not Rated	11.0%
Equities	0.4%
Short-Term Investments and Net Other Assets	9.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,746,325,868)	$7,387,967,320
Fidelity Central Funds (cost $696,853,106)	696,881,494
Total Investment in Securities (cost $8,443,178,974)		$8,084,848,814
Foreign currency held at value (cost $41,997)		33,838
Receivable for investments sold		1,562,010
Receivable for fund shares sold		4,212,829
Dividends receivable		383,928
Interest receivable		127,408,713
Distributions receivable from Fidelity Central Funds		925,170
Prepaid expenses		11,870
Other receivables		103
Total assets		8,219,387,275
Liabilities
Payable for investments purchased	$33,349,067
Payable for fund shares redeemed	29,411,831
Distributions payable	7,773,223
Accrued management fee	4,423,489
Distribution and service plan fees payable	105,301
Other affiliated payables	941,699
Other payables and accrued expenses	244,227
Total liabilities		76,248,837
Net Assets		$8,143,138,438
Net Assets consist of:
Paid in capital		$8,798,556,334
Total accumulated earnings (loss)		(655,417,896)
Net Assets		$8,143,138,438
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($193,261,901 ÷ 12,821,447 shares)(a)		$15.07
Maximum offering price per share (100/96.00 of $15.07)		$15.70
Class M:
Net Asset Value and redemption price per share ($53,609,128 ÷ 3,555,823 shares)(a)		$15.08
Maximum offering price per share (100/96.00 of $15.08)		$15.71
Class C:
Net Asset Value and offering price per share ($64,290,005 ÷ 4,265,528 shares)(a)		$15.07
Fidelity New Markets Income Fund:
Net Asset Value, offering price and redemption price per share ($4,227,156,246 ÷ 280,413,125 shares)		$15.07
Class I:
Net Asset Value, offering price and redemption price per share ($2,081,779,800 ÷ 138,080,696 shares)		$15.08
Class Z:
Net Asset Value, offering price and redemption price per share ($1,523,041,358 ÷ 101,029,884 shares)		$15.08

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$2,101,877
Interest		517,971,087
Income from Fidelity Central Funds (including $6,621 from security lending)		12,348,775
Income before foreign taxes withheld		532,421,739
Less foreign taxes withheld		(88,309)
Total income		532,333,430
Expenses
Management fee	$56,559,527
Transfer agent fees	10,981,421
Distribution and service plan fees	1,362,998
Accounting and security lending fees	1,315,804
Custodian fees and expenses	370,175
Independent trustees' fees and expenses	48,218
Registration fees	324,718
Audit	148,636
Legal	379,194
Miscellaneous	50,325
Total expenses before reductions	71,541,016
Expense reductions	(139,082)
Total expenses after reductions		71,401,934
Net investment income (loss)		460,931,496
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $215,341)	(77,770,850)
Redemptions in-kind with affiliated entities	5,476,392
Fidelity Central Funds	729
Foreign currency transactions	(1,816,809)
Total net realized gain (loss)		(74,110,538)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $56,199)	511,782,659
Assets and liabilities in foreign currencies	102,169
Total change in net unrealized appreciation (depreciation)		511,884,828
Net gain (loss)		437,774,290
Net increase (decrease) in net assets resulting from operations		$898,705,786

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$460,931,496	$272,966,526
Net realized gain (loss)	(74,110,538)	(214,730,400)
Change in net unrealized appreciation (depreciation)	511,884,828	(522,197,041)
Net increase (decrease) in net assets resulting from operations	898,705,786	(463,960,915)
Distributions to shareholders	(425,163,868)	(276,592,133)
Share transactions - net increase (decrease)	(887,619,455)	2,841,530,917
Total increase (decrease) in net assets	(414,077,537)	2,100,977,869
Net Assets
Beginning of period	8,557,215,975	6,456,238,106
End of period	$8,143,138,438	$8,557,215,975

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity New Markets Income Fund Class A

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.748	.054
Net realized and unrealized gain (loss)	.740	(.043)
Total from investment operations	1.488	.011
Distributions from net investment income	(.688)	(.051)
Distributions from net realized gain	–	–
Total distributions	(.688)	(.051)
Net asset value, end of period	$15.07	$14.27
Total ReturnC,D,E	10.56%	.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.12%	1.15%H
Expenses net of fee waivers, if any	1.12%	1.15%H
Expenses net of all reductions	1.12%	1.14%H
Net investment income (loss)	5.01%	5.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$193,262	$162,757
Portfolio turnover rateI	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class M

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.749	.054
Net realized and unrealized gain (loss)	.748	(.044)
Total from investment operations	1.497	.010
Distributions from net investment income	(.687)	(.050)
Distributions from net realized gain	–	–
Total distributions	(.687)	(.050)
Net asset value, end of period	$15.08	$14.27
Total ReturnC,D,E	10.63%	.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.14%H
Expenses net of fee waivers, if any	1.13%	1.14%H
Expenses net of all reductions	1.13%	1.14%H
Net investment income (loss)	5.01%	5.59%H
Supplemental Data
Net assets, end of period (000 omitted)	$53,609	$55,047
Portfolio turnover rateI	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class C

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.641	.047
Net realized and unrealized gain (loss)	.737	(.044)
Total from investment operations	1.378	.003
Distributions from net investment income	(.578)	(.043)
Distributions from net realized gain	–	–
Total distributions	(.578)	(.043)
Net asset value, end of period	$15.07	$14.27
Total ReturnC,D,E	9.75%	.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.86%	1.86%H
Expenses net of fee waivers, if any	1.86%	1.86%H
Expenses net of all reductions	1.85%	1.86%H
Net investment income (loss)	4.28%	4.88%H
Supplemental Data
Net assets, end of period (000 omitted)	$64,290	$87,713
Portfolio turnover rateI	79%J	60%K

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$16.22	$15.60	$14.52	$15.26
Income from Investment Operations
Net investment income (loss)A	.795	.698	.907	.983	.896
Net realized and unrealized gain (loss)	.738	(1.937)	.649	1.108	(.850)
Total from investment operations	1.533	(1.239)	1.556	2.091	.046
Distributions from net investment income	(.733)	(.667)	(.863)	(.874)	(.787)
Distributions from net realized gain	–	(.044)	(.074)	(.138)	–
Total distributions	(.733)	(.711)	(.937)	(1.012)	(.787)
Redemption fees added to paid in capitalA	–	–	.001	.001	.001
Net asset value, end of period	$15.07	$14.27	$16.22	$15.60	$14.52
Total ReturnB	10.89%	(7.78)%	10.14%	14.70%	.24%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.83%	.82%	.83%	.84%
Expenses net of fee waivers, if any	.82%	.83%	.82%	.83%	.84%
Expenses net of all reductions	.82%	.83%	.82%	.83%	.84%
Net investment income (loss)	5.32%	4.59%	5.60%	6.37%	5.93%
Supplemental Data
Net assets, end of period (000 omitted)	$4,227,156	$4,520,911	$6,456,238	$4,826,569	$3,990,397
Portfolio turnover rateE	79%F	60%G	54%	82%	110%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class I

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.798	.057
Net realized and unrealized gain (loss)	.743	(.043)
Total from investment operations	1.541	.014
Distributions from net investment income	(.731)	(.054)
Distributions from net realized gain	–	–
Total distributions	(.731)	(.054)
Net asset value, end of period	$15.08	$14.27
Total ReturnC,D	10.95%	.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.82%G
Expenses net of fee waivers, if any	.82%	.82%G
Expenses net of all reductions	.82%	.82%G
Net investment income (loss)	5.31%	5.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,081,780	$3,727,909
Portfolio turnover rateH	79%I	60%J

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity New Markets Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$14.31
Income from Investment Operations
Net investment income (loss)B	.800	.060
Net realized and unrealized gain (loss)	.756	(.045)
Total from investment operations	1.556	.015
Distributions from net investment income	(.746)	(.055)
Distributions from net realized gain	–	–
Total distributions	(.746)	(.055)
Net asset value, end of period	$15.08	$14.27
Total ReturnC,D	11.06%	.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.74%G
Expenses net of fee waivers, if any	.73%	.74%G
Expenses net of all reductions	.73%	.74%G
Net investment income (loss)	5.40%	5.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,523,041	$2,878
Portfolio turnover rateH	79%I	60%J

 A For the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity New Markets Income Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, New Markets Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investment to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, redemptions in kind, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$458,685,044
Gross unrealized depreciation	(729,824,746)
Net unrealized appreciation (depreciation)	$(271,139,702)
Tax Cost	$8,355,988,516

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,860,137
Capital loss carryforward	$(391,181,726)
Net unrealized appreciation (depreciation) on securities and other investments	$(271,096,305)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(175,188,048)
Long-term	(215,993,678)
Total capital loss carryforward	$(391,181,726)

Approximately $155,633,609 of the Fund's realized losses and approximately $232,902,189 of the Fund's unrealized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $111,889,645 of those approximately $388,535,798 realized and unrealized losses per year to offset gains. These realized and unrealized losses were acquired from Fidelity Advisor Emerging Markets Income Fund when it merged into the Fund on December 7th, 2018.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$425,163,868	$ 262,967,034
Long-term Capital Gains	–	13,625,099
Total	$425,163,868	$ 276,592,133

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, in-kind transactions, securities acquired in the merger and U.S. government securities, aggregated $4,827,229,579 and $6,418,262,496, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$457,356	$15,469
Class M	-%	.25%	139,315	–
Class C	.75%	.25%	766,327	91,787
			$1,362,998	$107,256

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,162
Class M	2,752
Class C(a)	3,090
$15,004

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$351,740.19
Class M	109,382.20
Class C	136,192.18
Fidelity New Markets Income Fund	6,200,598.14
Class I	3,519,784.14
Class Z	663,725.05
	$10,981,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Markets Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Markets Income Fund	$95

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 7,065,911 shares of the New Markets Income Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $104,480,199. The net realized gain of $5,476,392 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21,354 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,020 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $25,833.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39,981 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,325
Class M	452
Class C	712
Fidelity New Markets Income Fund	38,325
Class I	31,019
Class Z	415
$72,248

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$8,435,227	$510,717
Class M	2,570,741	171,061
Class C	2,976,278	240,017
Fidelity New Markets Income Fund	224,916,619	262,503,651
Class I	120,344,349	13,161,588
Class Z	65,920,654	5,099
Total	$425,163,868	$276,592,133

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	4,207,882	118,116	$63,413,451	$1,689,709
Issued in exchange for the shares of Fidelity Advisor Emerging Markets Income Fund	–	11,684,362	–	167,086,857
Reinvestment of distributions	542,481	35,336	8,123,113	504,239
Shares redeemed	(3,335,550)	(431,180)	(49,743,217)	(6,161,681)
Net increase (decrease)	1,414,813	11,406,634	$21,793,347	$163,119,124
Class M
Shares sold	308,211	31,287	$4,601,512	$448,064
Issued in exchange for the shares of Fidelity Advisor Emerging Markets Income Fund	–	3,926,229	–	56,145,287
Reinvestment of distributions	161,643	11,519	2,422,113	164,366
Shares redeemed	(771,108)	(111,958)	(11,528,017)	(1,601,223)
Net increase (decrease)	(301,254)	3,857,077	$(4,504,392)	$55,156,494
Class C
Shares sold	558,679	41,692	$8,379,517	$596,493
Issued in exchange for the shares of Fidelity Advisor Emerging Markets Income Fund	–	6,348,853	–	90,788,475
Reinvestment of distributions	189,685	16,203	2,842,362	231,209
Shares redeemed	(2,630,593)	(258,991)	(39,341,696)	(3,704,557)
Net increase (decrease)	(1,882,229)	6,147,757	$(28,119,817)	$87,911,620
Fidelity New Markets Income Fund
Shares sold	62,702,683	64,980,175	$935,998,354	$999,764,254
Reinvestment of distributions	13,081,785	15,026,216	196,013,359	226,946,945
Shares redeemed	(112,186,492)(b)	(161,327,627)	(1,677,826,216)(b)	(2,429,438,544)
Net increase (decrease)	(36,402,024)	(81,321,236)	$(545,814,503)	$(1,202,727,345)
Class I
Shares sold	115,063,498	5,644,516	$1,720,309,617	$80,745,301
Issued in exchange for the shares of Fidelity Advisor Emerging Markets Income Fund	–	289,771,100	–	4,143,734,163
Reinvestment of distributions	5,636,694	360,424	84,431,437	5,143,332
Shares redeemed	(243,829,031)(b)	(34,566,505)	(3,666,784,925)(b)	(494,439,256)
Net increase (decrease)	(123,128,839)	261,209,535	$(1,862,043,871)	$3,735,183,540
Class Z
Shares sold	178,140,106	203,750	2,685,531,982	$2,917,067
Reinvestment of distributions	402,580	312	6,012,505	4,456
Shares redeemed	(77,714,480)	(2,384)	(1,160,474,706)	(34,039)
Net increase (decrease)	100,828,206	201,678	$1,531,069,781	$2,887,484

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period December 4, 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Prior Fiscal Year Merger Information.

On December 7, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Emerging Markets Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on December 4, 2018. The acquisition was accomplished by an exchange of Class A, Class M, Class C and Class I of the Fund for corresponding shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $4,457,754,782, including securities of $4,389,407,201 and unrealized depreciation of $400,535,373, was combined with the Fund's net assets of $4,674,811,361 for total net assets after the acquisition of $9,132,566,143.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$486,007,199
Total net realized gain (loss)	(369,120,273)
Total change in net unrealized appreciation (depreciation)	(1,007,258,451)
Net increase (decrease) in net assets resulting from operations	$(890,371,525)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 7, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity New Markets Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Markets Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley and Jonathan Chiel, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds and Mr. Chiel oversees 173.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	1.11%
Actual		$1,000.00	$1,015.10	$5.64
Hypothetical-C		$1,000.00	$1,019.61	$5.65
Class M	1.12%
Actual		$1,000.00	$1,015.70	$5.69
Hypothetical-C		$1,000.00	$1,019.56	$5.70
Class C	1.85%
Actual		$1,000.00	$1,011.30	$9.38
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Fidelity New Markets Income Fund	.80%
Actual		$1,000.00	$1,016.70	$4.07
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Class I	.83%
Actual		$1,000.00	$1,017.20	$4.22
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class Z	.73%
Actual		$1,000.00	$1,017.70	$3.71
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 2.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity New Markets Income Fund

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

NMI-ANN-0220
1.540082.122

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity New Markets Income Fund (the “Fund”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$93,000	$6,500	$7,900	$2,800

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$81,000	$6,800	$3,300	$3,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management &

Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
PwC	$12,370,000	$11,140,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting

Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020